JOHN HANCOCK NEW YORK SELLING AGREEMENT APPROVALS/APPOINTMENTS	Life Agent (LA) License Key Line Requirements: For Annuities: Variable For RPS : Life For Insurance -Life and/or Variable

JHNY APPROVED BROKER-DEALERS AS OF MARCH 16, 2020
BROKER DEALER	TAX ID / BROKER DEALER	APPROVAL DATE
A.P. Securities, Inc.	11-3031179	7/27/2001
Advest, Inc.	06-0950348	7/6/2005
Advisory Group Equity Services, Ltd.	04-2830039	5/3/2002
Aegis Capital Corp.	11-2671906	8/8/2005
Alexander Capital LP	13-3866977	1/26/2016
Allstate Financial Services, LLC	47-0826838	10/19/2001
All-Vest Securities, Inc.	11-2591111	8/14/2001
American Capital Partners, LLC	01-0564579	11/17/2011
American Portfolios Financial Services, Inc.	11-3018002	5/5/2002
Ameriprise Financial Services, Inc	41-0973005	7/15/2003
Ameritas Investment Corp.	47-0663374	11/13/2003
APW Capital, Inc.	22-3580765	1/27/2009
Art Hauser Insurance Inc.	31-0800707	10/22/2015
Atlantic Financial, LLC	26-1738719	2/23/2011
Avantax Investment Services, Inc.	75-1869963	7/18/2003
AXA Advisors, LLC	06-1555494	11/1/1999
Bay Colony Securities Co. , Inc.	04-3333156	11/20/2009
BB & T Investment Services, Inc.	56-1815852	11/1/2005
BB & T Securities LLC (formerly Scott & Stringfellow LLC)	20-5817590	6/2/2005
BCG Securities, Inc.	23-1664237	10/12/2006
Benjamin F. Edwards & Company, Inc.	26-3199152	10/14/2009
Bernard Herold & Co., Inc.	13-2707317	12/16/1998
Berthel, Fisher & Company Financial Services, Inc.	42-1029773	4/14/2004
BG Worldwide Securities, Inc.	30-0039439	3/15/2007
BNY Mellon Securities, LLC	22-3582948	5/16/2007
Bolton Global Capital	04-3077774	5/4/2001
Brighton Securities Corp.	16-0961085	8/11/1998
Bristol Financial Services, Inc.	20-3156765	5/19/2008
Brokerageselect	06-1549225	2/7/2007

FOR INTERNAL USE ONLY Important Note: JHNY no longer offers Variable and Fixed annuity products effective December 31, 2012.	March 2020

JOHN HANCOCK NEW YORK SELLING AGREEMENT APPROVALS/APPOINTMENTS	Life Agent (LA) License Key Line Requirements: For Annuities: Variable For RPS : Life For Insurance -Life and/or Variable

BROKER DEALER	TAX ID / BROKER DEALER	APPROVAL DATE
Buckman, Buckman & Reid, Inc.	22-2926943	5/20/2008
Cabot Lodge Securities, LLC	45-3717999	4/11/2013
Cadaret, Grant & Co., Inc.	22-2361254	6/12/1995
Calton & Associates, Inc.	59-2845944	7/30/2005
Cambridge Investment Research, Inc.	42-1445429	12/3/2001
Cantella & Co., Inc.	04-3211861	8/21/1998
CapFinancial Securities LLC	46-4350797	6/6/2014
Capital Brokerage	91-1143830	10/23/2003
Capital Financial Services, Inc.	39-1361519	5/30/2006
Capital Investment Group, Inc.	56-1394939	1/21/2011
Capitol Securities Management, Inc.	54-1570635	3/26/2013
CBIZ Financial Solutions, Inc.	52-1396995	4/13/2005
CCO Investment Services Corp.	05-0487400	11/28/2005
cen	11-1738990	7/19/2011
Centauraus Financial, Inc.	33-0530236	5/4/2001
CES Insurance Agency, Inc./ Commonwealth Financial Network	04-2865307	11/2/1992
Cetera Advisor Networks LLC	95-3845382	1/1/2000
Cetera Advisors LLC	84-0858799	10/26/1992
CFD Investments, Inc.	35-1692812	1/24/2007
Chapin Davis Insurance Inc.	52-1719456	11/4/2014
Chelsea Financial Services	11-3489062	6/16/2009
Citigroup Global Markets, Inc.	11-2418191	11/9/1992
Coastal Equities, Inc.	56-2456935	8/9/2016
Compass Securities Ins.	04-2844064	6/6/2001
Concorde Investment Services, LLC	27-0498480	8/29/2011
Coombe Financial Services, Inc	14-6025667	5/30/2006
Coordinated Capital Securities, Inc	39-1468428	9/23/2011
CoreCap Investments, Inc.	23-2809463	2/24/2017
Crown Capital Securities, L.P.	33-0837984	6/11/2001
CUNA Brokerage Services, Inc..	39-1205591	9/15/1999
David A. Noyes & Company	36-2957364	7/15/2019
Deutsche Bank Securities, Inc.	13-2730828	12/7/1992

FOR INTERNAL USE ONLY Important Note: JHNY no longer offers Variable and Fixed annuity products effective December 31, 2012.	March 2020

JOHN HANCOCK NEW YORK SELLING AGREEMENT APPROVALS/APPOINTMENTS	Life Agent (LA) License Key Line Requirements: For Annuities: Variable For RPS : Life For Insurance -Life and/or Variable

BROKER DEALER	TAX ID / BROKER DEALER	APPROVAL DATE
Di Giulio Financial Services, Inc.	16-1573323	10/17/2001
Dinosaur Securities, LLC	13-4123021	6/29/2010
Dominick & Dominick, LLC	13-4023549	1/13/2010
Dougherty & Company, LLC	41-1883794	9/5/2014
Edward D. Jones, & Co., L.P.	43-0345811	8/17/2000
Equity Services Inc.	03-0221141	4/22/1998
Essex Financial Services, Inc.	36-4529342	2/11/2011
Excel Securities & Associates, Inc.	16-1540153	8/18/2004
Fairport Capital, Inc.	06-1103413	7/21/2010
Falcone & Marshall Financial Services, Inc.	16-1594634	3/26/2015
FCG Advisors, LLC	22-3448536	3/26/2019
Financial Telesis, Inc.	68-0279977	5/5/2005
First Allied Securities, Inc.	11-3152836	3/15/2004
First Heartland Capital, Inc.	43-1635588	6/11/2002
First Palladium, LLC	82-2239026	8/22/2018
First Republic Securities LLC	91-2076555	5/21/2015
First Williston Corporation	11-2042681	5/28/1997
Fortune Financial Services, Inc.	25-1799740	10/2/2007
Founders Financial Securities, LLC	20-2052994	12/15/2008
FSC Securities Corporation	58-1288674	3/21/1995
Fulcrum Securities, Inc	20-1098652	8/4/2010
G.A. Repple & Company	59-2599605	6/30/2003
Garden State Securities, Inc.	22-2319866	12/19/2001
GDC Securities, LLC	06-1415515	1/29/1996
Geneos Wealth Management, Inc.	02-0580939	6/11/2002
Genworth Financial Securities Corp	36-3120284	3/20/2002
GFA Securities, LLC	57-1169794	5/5/2004
Gradient Securities, LLC	26-4463739	4/25/2013
Great American Investors, Inc.	48-1099886	12/17/2010
GWN Securities, Inc.	65-0939556	7/1/2004
H. Beck, Inc.	52-1321340	11/2/1992
Hamilton Cavanaugh Investment Brokers, Inc.	13-3750891	3/2/2009

FOR INTERNAL USE ONLY Important Note: JHNY no longer offers Variable and Fixed annuity products effective December 31, 2012.	March 2020

JOHN HANCOCK NEW YORK SELLING AGREEMENT APPROVALS/APPOINTMENTS	Life Agent (LA) License Key Line Requirements: For Annuities: Variable For RPS : Life For Insurance -Life and/or Variable

BROKER DEALER	TAX ID / BROKER DEALER	APPROVAL DATE
Harbor Financial Services, LLC	20-0629176	2/1/2007
Hazard & Siegel, Inc.	16-0954584	12/26/2003
Henley & Company, LLC.	02-0723575	3/28/2005
Highland Capital Securities, Inc.	52-2265514	4/2/2002
HighTower Securities, LLC	36-4454225	3/18/2009
Hornor, Townsend & Kent	23-1706189	10/21/1995
HRC Investment Services, Inc.	11-3140280	10/27/1999
Hudson Heritage Capital Management, Inc.	13-3970289	1/24/2000
IBN Financial Services, Inc.	16-1493299	6/11/2002
IDB Capital Corp.	13-4134872	1/1/2008
IFP Securities, LLC	83-0951655	6/21/2019
Independent Financial Group, LLC	71-0927304	8/4/2010
Infinex Investments, Inc.	06-1367288	11/27/2012
Innovation Partners, LLC	30-0451254	11/19/2013
International Assets Advisory LLC	59-3734291	12/19/2012
Intervest International Equities Corp.	98-0096287	12/5/2002
Investacorp, Inc.	59-1790176	11/6/1992
J.P. Morgan Securities LLC	13-4110995	7/6/2005 (Reinstated 10/30/13)
J.W. Cole Financial, Inc.	16-1632597	6/16/2005
Jacques Financial LLC	52-2217889	12/21/2012
Janney Montgomery Scott, Inc.	23-0731260	10/1/1997
Kern, Suslow Securities, Inc.	13-3516214	3/1/1999
Kestra Investment Services, LLC	74-2794194	6/11/2002
Key Investment Services, LLC	13-4300906	2/2/2006
Key2Life Brokerage Inc.	26-3013748	11/19/2008
KMS Financial Services, Inc.	91-0850651	9/26/2007
Kovack Securities, Inc.	65-0747270	11/24/2003
L. M. Kohn and Company	31-1311805	11/9/2000
Larimer Capital Corporations	84-1028373	5/7/2007
Larson Financial Securities, LLC	27-1372444	9/1/2010
LaSalle St. Securities, LLC	36-2797246	5/14/2001
Leigh D. Baldwin & Co., Inc.	22-3348632	4/21/1995

FOR INTERNAL USE ONLY Important Note: JHNY no longer offers Variable and Fixed annuity products effective December 31, 2012.	March 2020

JOHN HANCOCK NEW YORK SELLING AGREEMENT APPROVALS/APPOINTMENTS	Life Agent (LA) License Key Line Requirements: For Annuities: Variable For RPS : Life For Insurance -Life and/or Variable

BROKER DEALER	TAX ID / BROKER DEALER	APPROVAL DATE
Lesko Securities Inc.	16-1152736	6/30/2004
Leumi Investment Services, Inc.	13-4132289	3/26/2004
Liberty Partners Financial Services, LLC	90-0139675	11/26/2012
Lifemark Securities Corp.	16-1238365	3/6/1995
Lincoln Financial Advisors Corporation	35-1151034	7/12/2001
Lincoln Financial Securities Corp.	02-0275490	12/11/1993
Lincoln Investment Planning, Inc.	23-1702591	4/1/2002
Lion Street Financial, LLC	80-0842559	4/22/2015
Lockton Financial Advisors, LLC	20-3247391	12/19/2012
Lombard Securities, Inc.	52-1695548	2/17/2009
Long Island Financial Group, Inc.	11-3136985	8/30/2000
LPL Financial Corporation	95-2834236	6/4/1998
M & T Securities, Inc.	16-1263079	5/17/1999
M Holdings Securities, Inc.	91-1802259	5/23/2000
M.S. Howells & Co.	86-0988422	12/19/2018
Madison Avenue Securities, Inc.	71-0987804	4/19/2007
Marlin Trading, Inc.	13-3990383	3/14/2001
May Capital Group, LLC	22-3324819	7/6/2006
McDonald Investments Inc.	34-1391952	2/2/2006
MerCap Securities, LLC	27-4412372	2/27/2013
Mercer Allied Company, LP	14-1775694	11/30/2007
Merrill Lynch, Pierce, Fenner & Smith (MLPF&S)	13-2808480	10/25/1992
Mesirow Financial, Inc.	36-3429604	3/14/2007
Mid Atlantic Capital Corporation	25-1409618	6/25/2004
Mid-Atlantic Securities, Inc.	62-1726305	10/17/2001
MMA Securities LLC (formerly NIA Securities, LLC)	22-3570392	8/4/2003
MMC Securities, Inc.	06-1685865	6/12/2002
MML Investor Services, Inc.	04-2746212	3/30/1994
Money Concepts Capital Corp.	59-2268067	3/23/2003
Morgan Stanley Smith Barney LLC	26-4310844	7/7/1999

FOR INTERNAL USE ONLY Important Note: JHNY no longer offers Variable and Fixed annuity products effective December 31, 2012.	March 2020

JOHN HANCOCK NEW YORK SELLING AGREEMENT APPROVALS/APPOINTMENTS	Life Agent (LA) License Key Line Requirements: For Annuities: Variable For RPS : Life For Insurance -Life and/or Variable

BROKER DEALER	TAX ID / BROKER DEALER	APPROVAL DATE
MSEC, LLC	27-2587292	1/3/2020
Mutual Funds Associates	16-0922871	9/1/1994
Mutual Securities Inc. of California	95-3703162	4/18/2012
MWA Financial Services, Inc.	36-4420471	7/29/2003
National Securities Corporation	91-0519466	10/3/2007
Nations Financial Group, Inc.	39-1909295	12/3/2004
Nationwide Planning Associates, Inc.	22-3196827	3/13/2003
Nationwide Securities LLC (aka NSLLC)	36-2434406	1/30/2009
NBC Securities, Inc.	63-0923499	10/5/2017
Nelson Securities, Inc.	91-1219910	6/28/1993
Newbridge Securities Corp	54-1879031	11/15/2006
Newport Group Securities, Inc.	59-2386168	6/14/2012
Next Financial Group, Inc.	54-1900002	2/4/2000
Northern Lights Distributors, LLC	77-0625792	5/29/2007
Northwestern Mutual Investment Services, LLC.	52-2114207	12/11/2008
NYLife Securities Inc.	27-0145686	3/31/2007
O'Keefe Shaw & Co., Inc.	16-1496435	6/17/2003
Online Brokerage Services, Inc.	20-5460834	11/22/2010
Oppenheimer & Co., Inc.	13-6567518	11/18/2003
P & A Financial Securities, Inc.	16-1533600	8/14/2000
Park Avenue Securities, LLC.	13-4023176	9/21/1993
Parkerland Brokerage Services, Inc.	39-1794957	2/23/2017
Parsonex Securities, Inc.	20-8580639	8/10/2009
Paulson Investment Company, Inc.	93-0789804	3/7/2003
People's Securities, Inc.	06-1082686	9/23/2014
Phoenix Equity Planning Corporation	23-2795977	6/4/2004
PHX Financial, Inc.	41-2225155	5/9/2019
Pinnacle Investments, LLC	20-5319494	7/7/2005
PlanMember Securities Corporation	95-3706234	5/30/2008
Principal Securities Inc. (formerly Princor Financial Securities Corp.)	42-0941553	3/22/1999

FOR INTERNAL USE ONLY Important Note: JHNY no longer offers Variable and Fixed annuity products effective December 31, 2012.	March 2020

JOHN HANCOCK NEW YORK SELLING AGREEMENT APPROVALS/APPOINTMENTS	Life Agent (LA) License Key Line Requirements: For Annuities: Variable For RPS : Life For Insurance -Life and/or Variable

BROKER DEALER	TAX ID / BROKER DEALER	APPROVAL DATE
Private Client Services, LLC	61-1383537	1/25/2010
Pro Equities, Inc.	63-0879387	2/11/1999
Pro Integrity Securities, Inc.	73-1552325	1/9/2002
Prospera Financial Services, Inc.	75-1832551	3/24/1998
Pruco Securities Corp	22-1211670	8/24/2000
Purshe Kaplan Sterling Investments	13-3749682	5/16/2001
Pyramid Funds Corporation	14-1498866	10/3/2012
R & W Brokerage, Inc.	11-2779581	2/22/2008
R. Seelaus & Co., Inc	22-2501042	2/2/2009
R.F. Lafferty & Co. Inc.	13-3000887	5/16/2016
Raymond James Financial Services (fka I. M. & R, Inc.)	59-1237041	3/15/2004
RBC Capital Markets Corp	41-1416330	6/29/2004
RBC Capital Markets Corporation	41-1416330	1/1/2002
Regal Securities, Inc.	36-2916812	6/8/2008
Rehmann Financial Network, LLC	46-0571202	4/12/2018
Reid & Associates, LLC	14-1778902	9/25/2013
Retirement Capital Group Securities, Inc.	45-0498715	9/30/2004
RNR Securities, LLC.	11-3374561	6/11/2002
Robb, P.J. Variable Corp.	62-1592808	10/8/1999
Robert W. Baird	39-6037917	Re-approved on 7/25/2017
Ross Securities Corporation	13-4147466	2/25/2015
Royal Alliance Associates, Inc.	93-0987232	7/22/2003
S.C. Parker & Co., Inc.	16-0876114	10/25/2005
SA Stone Wealth Management	75-2975513	6/8/2018
Sage, Rutty & Co., Inc.	16-0620690	11/27/1992
SagePoint Financial, Inc (formerly AIG Financial Advisors, Inc.)	20-1741754	11/8/2005
Santander Securities LLC	66-0534068	10/1/2014
Saperston Asset Management Inc.	16-1539208	5/10/1998
Saxony Securities, Inc.	43-1932300	1/15/2004
Saybrus Equity Services, LLC	27-1869321	9/23/2010

FOR INTERNAL USE ONLY Important Note: JHNY no longer offers Variable and Fixed annuity products effective December 31, 2012.	March 2020

JOHN HANCOCK NEW YORK SELLING AGREEMENT APPROVALS/APPOINTMENTS	Life Agent (LA) License Key Line Requirements: For Annuities: Variable For RPS : Life For Insurance -Life and/or Variable

BROKER DEALER	TAX ID / BROKER DEALER	APPROVAL DATE
SCF Securities Inc.	86-0936511	6/19/2014 - (Servicing Only Annuity) - 03/2/2017( Life)
Securian Financial Services, Inc.	41-1486060	8/6/1999
Securities America, Inc.	11-2551174	4/28/1997
Securities Service Network, Inc.	62-1560343	5/12/1995
SEI Investments Distribution Co.	23-2177800	10/8/2004
Sentinel Securities, Inc.	04-3527574	9/11/2008
SIGMA Financial Corporation	38-2472555	2/29/2000
Signature Securities Group Corporation	13-4120476	9/22/2004
SMH Capital, Inc.	76-0224835	2/15/2007
Sorrento Pacific Financial, LLC	04-3746212	5/30/2001
Spire Securities, LLC	20-8920866	8/17/2009
Stacey Braun Financial Services, Inc.	13-4193719	7/6/2007
Stanley Laman Group Securities LLC	33-1027312	7/31/2008
Sterling Monroe Securities, LLC	75-3049285	5/31/2007
Stifel, Nicolaus & Company, Inc.	43-0538770	4/27/2007
SunTrust Investment Services, Inc.	58-1648698	8/16/2006
Syndicated Capital, Inc.	95-4042447	9/25/2000
TD Waterhouse Investor Services, Inc.	06-0988655	10/10/2003
TFS Securities, Inc.	22-2825878	8/28/2007
The Enterprise Securities Company	38-2932225	2/29/2016
The F.I. Group, Inc.	16-1572019	6/17/2006
The Investment Center, Inc.	22-2699900	9/21/1995
The Leaders Group, Inc.	84-1275292	8/30/1999
The Leaders Group, Inc.	84-1275292	1/8/2007
The New Penfacs, Inc	41-2238941	2/20/2009
The Strategic Financial Alliance, Inc.	03-0510324	10/4/2007
Timecapital Securities Corp.	11-2339821	2/17/1994
Transamerica Financial Advisors, Inc.	59-2476008	11/18/2003
Trevor, Cole, Reid & Monroe, Inc.	13-3100833	3/15/2002
Triad Advisors, Inc.	65-0173164	10/7/2001

FOR INTERNAL USE ONLY Important Note: JHNY no longer offers Variable and Fixed annuity products effective December 31, 2012.	March 2020

JOHN HANCOCK NEW YORK SELLING AGREEMENT APPROVALS/APPOINTMENTS	Life Agent (LA) License Key Line Requirements: For Annuities: Variable For RPS : Life For Insurance -Life and/or Variable

BROKER DEALER	TAX ID / BROKER DEALER	APPROVAL DATE
Trubee, Collins & Co., Inc.	16-1406627	11/17/2005
Trustmont Financial Group, Inc.	25-1527294	10/12/2005
UBS Financial Services, Inc.	13-2638166	11/11/1992
United Financial Group, Ltd.	22-2573805	9/18/2007
United Planners Financial Services of America	86-0588303	5/21/2001
Univest Securities Inc. DBA Universal Financial Group	11-3188003	2/25/2002
USA Financial Securities Corp.	38-3397033	7/20/2009
USI Securities, Inc.	06-1493970	1/27/2001
VALIC Financial Advisors, Inc.	76-0519992	4/26/2004
Valmark Securities, Inc.	34-1724087	3/20/2000
Vanderbilt Securities, LLC.	11-3639254	11/17/2003
Vaughan & Company Securities, Inc.	22-2578806	12/22/1997
Vision	13-4066286	5/24/2011
Voya Financial Advisors, Inc.	41-0945505	11/24/1994
Voya Financial Partners, LLC	06-1375177	6/11/2002
Waddell and Reed, Inc.	43-1357226	10/13/2005
WBB Securities, LLC	33-0984561	7/24/2007
Wedbush Morgan Securities, Inc.	95-2495390	9/13/2007
Wells Fargo Clearing Services, LLC	48-1305000	6/24/2004
Wells Fargo Clearing Services, LLC	34-1542819	1/30/2004
Westco Investment Corp.	11-2870554	6/25/1993
Western International Securities, Inc.	84-1314321	7/15/2008
Westport Resources Investment Services, Inc	22-2955076	1/17/2013
White Mountain Capital, LLC	13-4077093	6/11/2002
Wilmington Capital Securiteis LLC	20-1894227	1/4/2016
Woodbury Financial Services, Inc.	41-0944586	1/16/2004
World Equity Group, Inc.	36-3797444	10/15/2010

FOR INTERNAL USE ONLY Important Note: JHNY no longer offers Variable and Fixed annuity products effective December 31, 2012.	March 2020